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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 2001

                                 LYDALL, INC.
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            (Exact name of registrant as specified in its charter)

                                    1-7665
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                           (Commission file number)

            Delaware                                       06-0865505
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(State or other jurisdiction of                            (I. R. S. Employer
incorporation or organization)                             Identification No.)

One Colonial Road, P. O. Box 151, Manchester, CT           06045-0151
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(Address of principal executive offices)                   (Zip Code)

                                (860) 646-1233
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             (Registrant's telephone number, including area code)

                                Not Applicable
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         (Former name or former address, if changed since last report)
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                               TABLE OF CONTENTS


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                                                                  Page No.
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ITEM 5

             OTHER EVENTS AND REGULATION FD DISCLOSURE               3


ITEM 7

             FINANCIAL STATEMENTS AND EXHIBITS                       3



SIGNATURES                                                           4
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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 19, 2001, a wholly-owned subsidiary of Lydall, Inc. ("the Company") acquired for cash certain assets and assumed certain liabilities of Affinity Industries, Inc. ("Affinity") a privately held manufacturer and assembler of highly engineered industrial chillers and heat exchangers.

Under the terms of the agreement and in consideration therefore, the Company paid to Affinity a negotiated purchase price of $17.4 million to acquire certain assets, and assumed certain liabilities, consisting primarily of trade accounts payable, of approximately $.5 million. In addition to the cash paid, the agreement provides for an additional $2.0 million of consideration to be paid, a portion of which is contingent upon the occurrence of certain events. The purchase price is also subject to a post-closing net asset adjustment as defined in the agreement. Lydall, Inc. funded the acquisition through borrowings on its existing credit facility.

The terms of the purchase are more fully described in the Purchase and Sale Agreement, a copy of which is attached as Exhibit 2.1 hereto. The Company also issued a related press release on October 22, 2001, a copy of which is attached herewith as Exhibit 99.1 hereto.

In addition, the Company purchased for $2.3 million in cash, the land and building where Affinity is located, from Clear Lake Realty Corporation. A copy of the Purchase and Sale Agreement is attached as Exhibit 2.2 hereto.

Affinity is a designer and manufacturer of industrial chiller and heat exchangers sold to commercial customers in the semiconductor, telecommunication and medical markets. The Company intends to continue the manufacture of these products in the acquired facilities.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(a)       Exhibits:

          2.1 Asset Purchase Agreement between Lydall Industrial Thermal Solutions, Inc., Lydall Filtration/Separation Inc. and Affinity Industries, Inc. dated October 19, 2001.

          2.2 Purchase and Sale Agreement between Lydall Industrial Thermal Solutions, Inc., and Clear Lake Realty Corporation dated October 19, 2001.

          99.1 Press release dated October 22, 2001 titled "Lydall Announces Acquisition of Affinity Industries, Inc. a Specialty Manufacturer of Thermal Control Equipment"

                                                                               3
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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Lydall, Inc.
                                   (Registrant)



Date: November 2, 2001             By: /s/ Thomas P. Smith
                                   -----------------------------
                                   Thomas P. Smith
                                   Vice President-Controller
                                   (On behalf of the Registrant and as Principal
                                   Accounting Officer)

                                                                               4
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                  INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


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Exhibit No.                             Description                                              Page
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    2.1          Asset Purchase Agreement between Lydall Industrial Thermal
                 Solutions,Inc., Lydall Filtration/Separation Inc. and Affinity
                 Industries, Inc. dated October 19, 2001.

    2.2          Purchase and Sale Agreement between Lydall Industrial Thermal
                 Solutions, Inc., and Clear Lake Realty Corporation dated October 19, 2001.

    99.1         Press release dated October 22, 2001 titled "Lydall Announces
                 Acquisition of Affinity Industries, Inc. a Specialty Manufacturer of
                 Thermal Control Equipment"
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